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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

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                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported): October 30, 1996

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                           Commission File Number: 0-23472

                    PACIFIC REHABILITATION & SPORTS MEDICINE, INC.
                  (Exact Name of Registrant as Specified in Charter)

         DELAWARE                                     93-1072052
(State or Other Jurisdiction of Incorporation)     (I.R.S. Employer
                                                 Identification Number)

One S.W. Columbia Street, Suite 900, Portland, Oregon          97258
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's Telephone Number, including Area Code:   (503) 222-4191


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                    PACIFIC REHABILITATION & SPORTS MEDICINE, INC.
                                       FORM 8-K
                                        INDEX

Item     Description                                                       Page
----     -----------                                                       ----

1.       Changes in Control of Registrant.....................................3

2.       Acquisition or Disposition of Assets.................................3

3.       Bankruptcy or Receivership...........................................3

4.       Changes in Registrant's Certifying Accountant........................3

5.       Other Events.........................................................3

6.       Resignations of Registrant's Directors...............................3

7.       Financial Statements and Exhibits....................................3

         Signatures. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         None

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         None

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         None

ITEM 5.  OTHER EVENTS

         On October 30, 1996, the Company announced that it was in discussions concerning the possibility of a merger of the Company with Horizon/CMS Healthcare Corporation at a price of $6.50 per share in cash. A copy of the press release regarding this matter is attached as Exhibit 99.1.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         None

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits:
         ---------

         Exhibit 99.1   Press Release dated October 30, 1996


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                             PACIFIC REHABILITATION & SPORTS
                             MEDICINE, INC.


Date: October 31, 1996       By    /s/ Michael McArthur-Phillips
                                ------------------------------------------
                                Michael McArthur-Phillips
                                Senior Vice President and General Counsel


                                         -4-

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                    PACIFIC REHABILITATION & SPORTS MEDICINE, INC.
                               FORM 8-K CURRENT REPORT
                                    EXHIBIT INDEX


Exhibit Description
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Exhibit 99.1  Press Release dated October 30, 1996